Exhibit 10.4

                                                                EXECUTION COPY



                           ADMINISTRATION AGREEMENT

     This ADMINISTRATION AGREEMENT dated as of June 1, 2004 among FIFTH THIRD AUTO TRUST 2004-A, a Delaware statutory trust (the "Issuer"), FIFTH THIRD BANK, an Ohio banking corporation ("Fifth Third (Ohio)"), as administrator (in such capacity, the "Administrator"), and THE BANK OF NEW YORK, a New York banking corporation, not in its individual capacity but solely as Indenture Trustee (the "Indenture Trustee"),

                             W I T N E S S E T H :

     WHEREAS, the Issuer is issuing 1.3975% Asset Backed Notes, Class A-1, 2.42% Asset Backed Notes, Class A-2, 3.19% Asset Backed Notes, Class A-3 and 3.70% Asset Backed Notes, Class A-4 (collectively, the "Class A Notes") and 3.61% Asset Backed Notes, Class B (the "Class B Notes" and, together with the Class A Notes, the "Notes") pursuant to the Indenture dated as of June 1, 2004 (as amended, supplemented and otherwise modified from time to time, the "Indenture"), between the Issuer and the Indenture Trustee and is issuing Asset Backed Certificates (the "Certificates" and, together with the Notes, the "Securities") pursuant to the Amended and Restated Trust Agreement dated as of June 1, 2004 (as amended, supplemented and otherwise modified from time to time, the "Trust Agreement"), between Citigroup Vehicle Securities, Inc., as depositor (the "Depositor"), and Wilmington Trust Company (the "Owner Trustee");

     WHEREAS, the Issuer has entered into certain agreements in connection with the issuance of the Securities and of certain beneficial ownership interests in the Issuer, including (i) a Sale and Servicing Agreement dated as of June 1, 2004 (as amended, supplemented and otherwise modified from time to time, the "Sale and Servicing Agreement"), among the Issuer, the Depositor, Fifth Third Auto Funding LLC, as seller (in such capacity, the "Seller"), Fifth Third (Ohio), as servicer (in such capacity, the "Servicer"), administrator and custodian and the Indenture Trustee, (ii) a Letter of Representations dated June 16, 2004 (as amended, supplemented and otherwise modified from time to time, the "Note Depository Agreement"), among the Issuer, the Indenture Trustee, the Administrator and The Depository Trust Company ("DTC") relating to the Notes and (iii) the Indenture (the Sale and Servicing Agreement, the Note Depository Agreement, the Indenture and the Trust Agreement being referred to hereinafter collectively as the "Related Agreements") (capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Sale and Servicing Agreement, the Indenture or the Trust Agreement, as applicable);

     WHEREAS, pursuant to the Related Agreements, the Issuer and the Owner Trustee, are required to perform certain duties in connection with (a) the Notes and the collateral therefor pledged pursuant to the Indenture (the "Collateral") and (b) the certificates issued pursuant to the Trust Agreement (the "Certificates" and the registered holders of such Certificates being referred to herein as the "Certificateholders");



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     WHEREAS, the Issuer and the Owner Trustee desire to have the
Administrator perform certain of the duties of the Issuer and the Owner Trustee (in its capacity as Owner Trustee) referred to in the preceding clause and to provide such additional services consistent with the terms of this Agreement and the Related Agreements as the Issuer and the Owner Trustee may from time to time request; and

     WHEREAS, the Administrator has the capacity to provide the services required hereby and is willing to perform such services for the Issuer and the Owner Trustee on the terms set forth herein;

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

     1.   Duties of the Administrator.

     (a)  Duties with Respect to the Note Depository Agreement and the
          Indenture.

          (i) The Administrator agrees to perform all its duties as Administrator and all the duties of the Issuer and the Owner Trustee under the Note Depository Agreement. In addition, the Administrator shall consult with the Owner Trustee regarding the duties of the Issuer or the Owner Trustee under the Indenture and the Note Depository Agreement. The Administrator shall monitor the performance of the Issuer and shall advise the Owner Trustee when action is necessary to comply with the Issuer's or the Owner Trustee's duties under the Indenture and the Note Depository Agreement. The Administrator shall prepare for execution by the Issuer, or shall cause the preparation by other appropriate Persons of, all such documents, reports, filings, instruments, certificates and opinions that it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to the Indenture and the Note Depository Agreement. In furtherance of the foregoing, the Administrator shall take all appropriate action that is the duty of the Issuer or the Owner Trustee to take pursuant to the Indenture including, without limitation, such of the foregoing as are required with respect to the following matters under the Indenture (parenthetical section references are to sections of the Indenture):

          (1) the preparation of or obtaining of the documents and instruments required for authentication of the Notes and delivery of the same to the Indenture Trustee (Section 2.02);

          (2) the duty to cause the Note Register to be kept and to give the Indenture Trustee notice of any appointment of a new Note Registrar and the location, or change in location, of the Note Register (Section 2.04);

          (3) the notification of Noteholders of the final principal payment on their Notes (Section 2.08(b));

          (4) the preparation of Definitive Notes in accordance with the instructions of the Clearing Agency (Section 2.12);


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          (5) the maintenance of an office in the Borough of Manhattan, City of New York, for registration of transfer or exchange of Notes (Section 3.02);

          (6) the duty to cause newly appointed Paying Agents, if any, to deliver to the Indenture Trustee the instrument specified in the Indenture regarding funds held in trust (Section 3.03);

          (7) the direction to the Indenture Trustee to deposit moneys with Paying Agents, if any, other than the Indenture Trustee (Section 3.03);

          (8) the obtaining and preservation of the Issuer's qualification to do business in each jurisdiction where the failure to do so would materially and adversely affect the validity and enforceability of the Indenture, the Notes, the Collateral and each other instrument and agreement included in the Trust Estate (Section 3.04);

          (9) the preparation of all supplements and amendments to the Indenture and all financing statements, continuation statements, instruments of further assurance and other instruments and the taking of such other action as is necessary or advisable to protect the Trust Estate in accordance with Section 3.05 of the Indenture (Section 3.05);

          (10) the delivery of the Opinion of Counsel on the Closing Date and the annual delivery of Opinions of Counsel as to the Trust Estate, and the annual delivery of the Officer's Certificate as to compliance with the Indenture (Sections 3.06 and 3.09);

          (11) the identification to the Indenture Trustee in an Officer's Certificate of a Person with whom the Issuer has contracted to perform its duties under the Indenture (Section 3.07(b));

          (12) the preparation and obtaining of documents and instruments required for the release of the Issuer from its obligations under the Indenture (Section 3.10(b));

          (13) the duty to cause the Servicer to comply with the Sale and Servicing Agreement (Section 3.14);

          (14) the delivery of written notice to the Indenture Trustee and the Rating Agencies of each Event of Default under the Indenture, of each default on the part of the Servicer or the Seller of their respective obligations under the Sale and Servicing Agreement, of each default on the part of the Seller of its obligations under the Receivables Purchase Agreement and of each default on the part of the Transferor of its obligations under the Transfer and Sale Agreement (Section 3.19);

          (15) upon the request of the Indenture Trustee, the execution and delivery of any instruments and the undertaking of any actions reasonably necessary to carry out more effectively the purpose of the Indenture (Section 3.20);



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          (16) the monitoring of the Issuer's obligations as to the
          satisfaction and discharge of the Indenture and the preparation of an Officer's Certificate and the obtaining of the Opinion of Counsel and the Independent Certificate relating thereto (Section 4.01);

          (17) the preparation, obtaining or filing of the instruments, opinions and certificates and other documents required for the release of collateral (Section 4.04);

          (18) the compliance with any written directive of the Indenture Trustee with respect to the sale of the Trust Estate in a commercially reasonable manner if an Event of Default shall have occurred and be continuing (Section 5.04);

          (19) provide the Indenture Trustee with the information required by law to enable each Noteholder to prepare its federal, state and local income or franchise tax returns (Section 6.06);

          (20) the preparation of any written instruments required to confirm more fully the authority of any co-trustee or separate trustee and any written instruments necessary in connection with the resignation or removal of any co-trustee or separate trustee (Section 6.10);

          (21) the furnishing to the Indenture Trustee with the names and addresses of Noteholders during any period when the Indenture Trustee is not the Note Registrar (Section 7.01);

          (22) provide reasonable and appropriate assistance to the Servicer with the preparation and filing with the Commission, any applicable state agencies and the Indenture Trustee of documents required to be filed on a periodic basis with, and summaries thereof as may be required by rules and regulations prescribed by, the Commission and any applicable state agencies (Section 7.03);

          (23) the opening of one or more accounts in accordance with the Indenture and the Sale and Servicing Agreement (Section 8.02);

          (24) the preparation of an Issuer Request and Officer's Certificate and the obtaining of an Opinion of Counsel and Independent Certificates, if necessary, for the release of the Trust Estate (Sections 8.04 and 8.05);

          (25) the preparation of Issuer Orders and the obtaining of Opinions of Counsel with respect to the execution of supplemental indentures (Sections 9.01, 9.02 and 9.03);

          (26) the execution and delivery of new Notes conforming to any supplemental indenture (Section 9.05);

          (27) the duty to cause the Indenture Trustee to notify Noteholders of redemption of the Notes (Section 10.02);



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          (28) the preparation and delivery of all Officer's Certificates,
          Opinions of Counsel and Independent Certificates with respect to any requests by the Issuer to the Indenture Trustee to take any action under the Indenture (Section 11.01(a));

          (29) the preparation and delivery of Officer's Certificates and the obtaining of Independent Certificates, if necessary, for the release of property from the lien of the Indenture (Section 11.01(b));

          (30) the transmission to the Indenture Trustee of any notice received by the Issuer from the Noteholders (Section 11.04);

          (31) the preparation and delivery to Noteholders and the Indenture Trustee of any agreements with respect to alternate payment and notice provisions (Section 11.06); and

          (32) the recording of the Indenture, if applicable (Section 11.14).

          (ii) The Administrator shall:

               (1) pay the Indenture Trustee (and any separate trustee or co-trustee appointed pursuant to Section 6.10 of the Indenture (a "Separate Trustee")) from time to time reasonable compensation for all services rendered by the Indenture Trustee or Separate Trustee, as the case may be, under the Indenture, as agreed to between the Administrator and the Indenture Trustee in writing (which compensation shall not be limited by any law relating to the compensation of a trustee of an express trust);

               (2) except as otherwise expressly provided in the Indenture, reimburse the Indenture Trustee or any Separate Trustee upon its request for all reasonable out-of-pocket expenses, advances and disbursements reasonably incurred by the Indenture Trustee or Separate Trustee, as the case may be, in connection with the performance by the Indenture Trustee or Separate Trustee, as the case may be, of its duties as Indenture Trustee or Separate Trustee;

               (3) indemnify the Indenture Trustee and any Separate Trustee in accordance with Section 6.07 of their Indenture;

               (4) pay the Owner Trustee as compensation for its services under the Trust Agreement such fees as have been separately agreed upon between the Administrator and the Owner Trustee, and the Administrator shall reimburse the Owner Trustee for its other reasonable expenses under the Trust Agreement, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee may employ in connection with the exercise and performance of its rights and its duties under the Trust Agreement and under the Basic Documents; and

               (5) indemnify the Owner Trustee and its successors, assigns, agents and servants in accordance with Section 8.02 of the Trust Agreement to the extent


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          that amounts thereunder have not been paid pursuant to Section 5.06 of the Sale and Servicing Agreement.

               The indemnities and obligations set forth in Sections (1) (2),
          (3) and (5) above shall survive the discharge of the Indenture, the dissolution of the Issuer and, the resignation or removal of Indenture Trustee, the Owner Trustee or the Administrator, as applicable.

     (b) Additional Duties.

          (i) In addition to the duties of the Administrator set forth above, the Administrator shall perform such calculations and shall prepare or shall cause the preparation by other appropriate Persons of, and shall execute on behalf of the Issuer or the Owner Trustee, all such documents, reports, filings, instruments, certificates and opinions that it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to the Related Agreements or Section 5.05(a), (b), (c) or (d) of the Trust Agreement, and at the request of the Owner Trustee shall take all appropriate action that it is the duty of the Issuer or the Owner Trustee to take pursuant to the Related Agreements. In furtherance thereof, the Owner Trustee shall, on behalf of itself and of the Issuer, execute and deliver to the Administrator and to each successor Administrator appointed pursuant to the terms hereof, one or more powers of attorney substantially in the form of Exhibit A hereto, appointing the Administrator the attorney-in-fact of the Owner Trustee and the Issuer for the purpose of executing on behalf of the Owner Trustee and the Issuer all such documents, reports, filings, instruments, certificates and opinions. Subject to Section 5 of this Agreement, and in accordance with the directions of the Owner Trustee, the Administrator shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Related Agreements) as are not covered by any of the foregoing provisions and as are expressly requested by the Owner Trustee and are reasonably within the capability of the Administrator.

          (ii) Notwithstanding anything in this Agreement or the Related Agreements to the contrary, the Administrator shall be responsible for promptly notifying the Owner Trustee and the Paying Agent in the event that any withholding tax is imposed on the Trust's payments (or allocations of income) to a Certificateholder as contemplated in Section 5.02(c) of the Trust Agreement. Any such notice shall specify the amount of any withholding tax required to be withheld by the Owner Trustee and the Paying Agent pursuant to such provision.

          (iii) Notwithstanding anything in this Agreement or the Related Agreements to the contrary, the Administrator shall be responsible for performance of the duties of the Owner Trustee set forth in Section 5.05(a), (b), (c) and (d), the penultimate sentence of Section 5.05 and
     Section 5.06(a) of the Trust Agreement with respect to, among other things, accounting and reports to Certificateholders; provided, however, that the Paying Agent shall distribute the Schedule K-1s (as prepared by the Administrator) necessary to enable each Certificateholder to prepare its federal and state income tax returns.


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          (iv) The Administrator may satisfy its obligations with respect to clauses (ii) and (iii) above by retaining, at the expense of the Trust payable by the Administrator, a firm of independent public accountants (the "Accountants"), which shall perform the obligations of the Administrator thereunder. If the Administrator elects to retain the Accountants pursuant to the preceding sentence, then in connection with paragraph (ii) above, the Accountants will provide prior to July 20, 2004 a letter as to whether any tax withholding is then required and, if required, the procedures to be followed with respect thereto to comply with the requirements of the Code. The Accountants shall be required to update the letter in each instance that any additional tax withholding is subsequently required or any previously required tax withholding shall no longer be required.

          (v) The Administrator shall perform the duties of the Administrator including, without limitation, those specified in Section 10.02 of the Trust Agreement in connection with the resignation or removal of the Owner Trustee, and any other duties expressly required to be performed by the Administrator under the Trust Agreement.

          (vi) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Administrator may enter into transactions or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Issuer and shall be, in the Administrator's opinion, no less favorable to the Issuer than would be available from unaffiliated parties.

     (c) Non-Ministerial Matters.

          (i) Notwithstanding anything to the contrary in this Agreement, with respect to matters that in the reasonable judgment of the Administrator are non-ministerial, the Administrator shall not take any action unless within a reasonable time before the taking of such action, the Administrator shall have notified the Owner Trustee of the proposed action and the Owner Trustee shall not have withheld consent or provided an alternative direction. Unless explicitly provided under this Administration Agreement, for the purpose of the preceding sentence, "non-ministerial matters" shall include, without limitation:

               (A) the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer (other than in connection with the collection of the Receivables);

               (B) the appointment of successor Note Registrars, successor Paying Agents and successor Indenture Trustees pursuant to the Indenture or the appointment of successor Administrators or Successor Servicers, or the consent to the assignment by the Note Registrar, Paying Agent or Indenture Trustee of its obligations under the Indenture; and

               (C) the removal of the Indenture Trustee.

          (ii) Notwithstanding anything to the contrary in this Agreement, the Administrator shall not be obligated to, and shall not, (x) make any payments to the


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     Noteholders under the Related Agreements, (y) sell the Trust Estate pursuant to Section 5.04 of the Indenture or (z) take any other action that the Issuer directs the Administrator not to take on its behalf.

     2. Records. The Administrator shall maintain appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection upon reasonable written request by the Issuer and the Depositor at any time during normal business hours.

     3. Compensation. As compensation for the performance of the Administrator's obligations under this Agreement and as reimbursement for its expenses related thereto, the Administrator shall be paid by the Servicer as set forth in a separate agreement.

     4. Additional Information To Be Furnished to the Issuer. The
Administrator shall furnish to the Issuer from time to time such additional information regarding the Collateral as the Issuer shall reasonably request.

     5. Independence of the Administrator. For all purposes of this Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuer or the Owner Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuer, the Administrator shall have no authority to act for or represent the Issuer or the Owner Trustee in any way and shall not otherwise be deemed an agent of the Issuer or the Owner Trustee.

     6. No Joint Venture. Nothing contained in this Agreement (i) shall constitute the Administrator and either of the Issuer or the Owner Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

     7. Other Activities of Administrator.

     (a) Nothing herein shall prevent the Administrator or its Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an administrator for any other Person even though such Person may engage in business activities similar to those of the Issuer, the Owner Trustee or the Indenture Trustee.

     (b) The Administrator and its Affiliates may generally engage in any kind of business with any Person party to a Related Agreement, any of its Affiliates and any Person who may do business with or own securities of any such Person or any of its Affiliates, without any duty to account therefor to the Issuer, the Owner Trustee or the Indenture Trustee.

     8. Term of Agreement; Resignation and Removal of Administrator.

     (a) This Agreement shall continue in force until the termination of the Issuer, upon which event this Agreement shall automatically terminate.


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     (b) Subject to Sections 8(e) and (f), the Administrator may resign its duties hereunder by providing the Issuer with at least 60 days' prior written notice.

     (c) Subject to Sections 8(e) and (f), the Issuer may remove the Administrator without cause by providing the Administrator with at least 60 days' prior written notice.

     (d) Subject to Sections 8(e) and (f), at the sole option of the Issuer, the Administrator may be removed immediately upon written notice of termination from the Issuer to the Administrator if any of the following events shall occur:

          (i) the Administrator shall default in the performance of any of its duties under this Agreement and, after written notice of such default, shall not cure such default within ten Business Days (or, if such default cannot be cured in such time, shall not give within ten days such assurance of cure as shall be reasonably satisfactory to the Issuer); or

          (ii) the occurrence of an Insolvency Event with respect to the Administrator.

     The Administrator agrees that if any of the events specified in clause
(ii) of this Section shall occur, it shall give written notice thereof to the Issuer and the Indenture Trustee within seven days after the happening of such event.

     (e) No resignation or removal of the Administrator pursuant to this Section shall be effective until (i) a successor Administrator shall have been appointed by the Issuer, (ii) such successor Administrator shall have agreed in writing to be bound by the terms of this Agreement in the same manner as the Administrator is bound hereunder and (iii) the Owner Trustee and the Indenture Trustee consent to the appointment of the successor Administrator.

     (f) The termination of the Administrator and the appointment of any successor Administrator shall be effective only if the Rating Agency Condition is satisfied with respect to the appointment of such successor Administrator.

     (g) A successor Administrator shall execute, acknowledge and deliver a written acceptance of its appointment hereunder to the resigning Administrator and to the Issuer. Thereupon the resignation or removal of the resigning Administrator shall become effective, and the successor Administrator shall have all the rights, powers and duties of the Administrator under this Agreement. The successor Administrator shall mail a notice of its succession to the Noteholders and the Certificateholders. The resigning Administrator shall promptly transfer or cause to be transferred all property and any related agreements, documents and statements held by it as Administrator to the successor Administrator and the resigning Administrator shall execute and deliver such instruments and do other things as may reasonably be required for fully and certainly vesting in the successor Administrator all rights, power, duties and obligations hereunder.

     (h) In no event shall a resigning Administrator be liable for the acts or omissions of any successor Administrator hereunder.

     (i) The Administrator may, at any time without notice or consent, delegate any or all of its duties under this Agreement to any of its Affiliates or to sub-contractors who are in the


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business of performing such duties; provided, that no such delegation shall relieve the Administrator of its responsibility with respect to such duties and the Administrator shall remain obligated and liable to the Issuer and the Indenture Trustee for its duties hereunder as if the Administrator alone were performing such duties. The Administrator shall pay any compensation payable to such Person from its own funds and none of the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders or the Certificateholders shall have any liability to such Person with respect thereto. Without limitation of the foregoing, the Servicer shall be responsible for compliance by any such Person with all applicable laws, rules or regulations. Any agreement that may be entered into by the Administrator and a Person that provides for any delegation of the Administrator's duties hereunder to such Person shall be deemed to be between the Administrator and such Person alone, and the Issuer, the Owner Trustee, the Indenture Trustee and Holders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect thereto.

     9. Action upon Termination, Resignation or Removal. Promptly upon the effective date of termination of this Agreement pursuant to Section 8(a) or the resignation or removal of the Administrator pursuant to Section 8(b) or
(c), respectively, the Administrator shall be entitled to be paid all fees and reimbursable expenses accruing to it to the date of such termination, resignation or removal. The Administrator shall forthwith upon such termination pursuant to Section 8(a) deliver to the Issuer all property and documents of or relating to the Collateral then in the custody of the Administrator. In the event of the resignation or removal of the Administrator pursuant to Section 8(b) or (c), respectively, the Administrator shall cooperate with the Issuer and take all reasonable steps requested to assist the Issuer in making an orderly transfer of the duties of the Administrator.

     10. Notices. Any notice, report or other communication given hereunder shall be in writing and addressed as follows:

          (i)   if to the Issuer or the Owner Trustee, to:

                Fifth Third Auto Trust 2004-A
                c/o Wilmington Trust Company
                Rodney Square North
                1100 North Market Street
                Wilmington, Delaware 19890-0001
                Attention: Corporate Trust Administration

          (ii)  if to the Administrator, to:

                Fifth Third Bank
                38 Fountain Square
                Cincinnati, Ohio 45263

                Attention: Chris Marshall (MD 1090QA)

          (iii) if to the Indenture Trustee, to:

                The  Bank of New York


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                101 Barclay Street, 8 West
                New York, New York 10286
                Attention: Asset Backed Securities Unit

or to such other address as any party shall have provided to the other parties in writing. Any notice required to be in writing hereunder shall be deemed given if such notice is mailed by certified mail, postage prepaid, or hand-delivered to the address of such party as provided above.

     11. Amendments.

     (a) Any term or provision of this Agreement may be amended in writing by the Administrator, the Issuer and the Indenture Trustee with the prior written consent of the Owner Trustee (whose consent shall not be unreasonably withheld) and the Depositor (whose consent shall not be unreasonably withheld) but without the consent of any Noteholder, any Certificateholder or any other Person; provided that such amendment shall not, as evidenced by an Opinion of Counsel delivered to the Indenture Trustee and to that effect, materially and adversely affect the interests of the Noteholders. An amendment shall be deemed not to materially and adversely affect the interests of the Noteholders and no Opinion of Counsel to that effect shall be required if the Rating Agency Condition is satisfied with respect to such amendment.

     (b) Any term or provision of this Agreement may be amended in writing by the Administrator with the prior written consent of the Depositor (which shall not be unreasonably withheld) but without the consent of the Indenture Trustee, any Noteholder, the Issuer, the Owner Trustee (subject to Section 11(e) below) or any other Person to add, modify or eliminate any provisions as may be necessary or advisable in order to enable the Administrator, the Seller, the Servicer or any of their Affiliates to comply with or obtain more favorable treatment under any law or regulation or any accounting rule or principle, it being a condition to any such amendment that the Rating Agency Condition shall have been satisfied.

     (c) Any term or provision of this Agreement may also be amended in writing by the Issuer, the Administrator and the Indenture Trustee, with the prior written consent of the Owner Trustee (whose consent shall not be unreasonably withheld) and the Depositor (whose consent shall not be unreasonably withheld), with the prior written consent of Holders of Notes evidencing at least a majority of the Outstanding Amount of the Note Balance and Holders of Certificates evidencing at least a majority of the Percentage Interests in the Certificates (excluding, for purposes of this Section 11, Notes or Certificates held by the Seller or any of its Affiliates), for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment shall (i) reduce the percentage of the Outstanding Amount of the Note Balance, the Holders of which are required to consent to any matter without the consent of the Holders of at least the percentage of the Outstanding Amount of the Note Balance that were required to consent to such matter before giving effect to such amendment or (ii) reduce the percentage of the interests in the Certificates, the Holders of which are required to consent to any matter without the consent of the Holders of at least the percentage of the interests in the Certificates that were required to consent to such matter before giving effect to such amendment.



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     It will not be necessary for the consent of Noteholders to approve the particular form of any proposed amendment or consent, but it will be sufficient if such consent approves the substance thereof. The manner of obtaining such consents (and any other consents of Noteholders provided for in this Agreement) and of evidencing the authorization of the execution thereof by Noteholders will be subject to such reasonable requirements as the Indenture Trustee may prescribe, including the establishment of record dates pursuant to the Note Depository Agreement.

     (d) Prior to the execution of any such amendment, the Administrator shall provide written notification of the substance of such amendment to each Rating Agency, the Depositor and the Owner Trustee; and promptly after the execution of any such amendment or consent, the Administrator shall furnish a copy of such amendment or consent to each Rating Agency, the Depositor, the Owner Trustee and the Indenture Trustee.

     (e) Prior to the execution of any amendment to this Agreement, the Issuer, the Owner Trustee and the Indenture Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent to the execution and delivery of such amendment have been satisfied. The Owner Trustee and the Indenture Trustee may, but shall not be obligated to, enter into any such amendment which adversely affects the Owner Trustee's or the Indenture Trustee's, as applicable, own rights, duties or immunities under this Agreement. Furthermore, notwithstanding anything to the contrary herein, this Agreement may not be amended in any way that would adversely affect the Owner Trustee's rights, duties or obligations under this Agreement, the Basic Documents or otherwise or the Administrator's duties and obligations under Section 1 of this Agreement, without the prior written consent of the Owner Trustee, nor shall any amendment under Section 11(b) be effective which adversely affects the rights, protections or duties of the Indenture Trustee under this Agreement, without the prior written consent of the Indenture Trustee.

     12. Successors and Assigns. This Agreement may not be assigned by the Administrator unless such assignment is previously consented to in writing by the Issuer and the Owner Trustee and subject to the satisfaction of the Rating Agency Condition in respect thereof. An assignment with such consent and satisfaction, if accepted by the assignee, shall bind the assignee hereunder in the same manner as the Administrator is bound hereunder. Notwithstanding the foregoing, this Agreement may be assigned by the Administrator without the consent of the Issuer or the Owner Trustee to a corporation or other organization that is a successor (by merger, consolidation or purchase of assets) to the Administrator; provided that such successor organization executes and delivers to the Issuer, the Owner Trustee and the Indenture Trustee an agreement in which such corporation or other organization agrees to be bound hereunder by the terms of said assignment in the same manner as the Administrator is bound hereunder and represents that it has the financial ability to satisfy its indemnification obligations hereunder. Subject to the foregoing, this Agreement shall bind any successors or assigns of the parties hereto.

     13. GOVERNING LAW.

     (a) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS THAT WOULD APPLY THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     (b) Each of the parties hereto hereby irrevocably and unconditionally:

          (i) submits for itself and its property in any legal action or proceeding relating to this Agreement or any documents executed and delivered in connection herewith, or for recognition and enforcement of any judgment in respect thereof, to the nonexclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York and appellate courts from any thereof;

          (ii) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

          (iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address determined in accordance with
     Section 10 of this Agreement; and

          (iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

     14. Headings. The section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

     15. Counterparts. This Agreement may be executed in counterparts, each of which when so executed shall be an original, but all of which together shall constitute but one and the same agreement.

     16. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     17. Third-Party Beneficiary. The Seller, the Depositor and the Owner Trustee are third-party beneficiaries to this Agreement and are entitled to the rights and benefits hereunder and may enforce the provisions hereof as if each were a party hereto. Nothing in this

Agreement, express or implied, shall give to any other Person other than the parties hereto and their successors hereunder any benefit or any legal or equitable right, remedy or claim under this Agreement.

     18. Nonpetition Covenants. Notwithstanding any prior termination of this Agreement, the parties hereto shall not, prior to the date that is one year and one day after payment in full of all obligations under each Financing with respect to each Bankruptcy Remote Party, acquiesce, petition or otherwise invoke or cause any Bankruptcy Remote Party to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against such Bankruptcy Remote Party under any federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of such Bankruptcy Remote Party or any substantial part of its property, or ordering the winding up or liquidation of the affairs of such Bankruptcy Remote Party.

     19. Limitation of Liability of Owner Trustee and Indenture Trustee. Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by Wilmington Trust Company not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall Wilmington Trust Company in its individual capacity or, except as expressly provided in the Trust Agreement, as Owner Trustee of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer in accordance with the priorities set forth herein. For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement. Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by the Indenture Trustee solely as Indenture Trustee and in no event shall the Indenture Trustee have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.







                           [Signature page follows.]

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                      FIFTH THIRD AUTO TRUST 2004-A

                      By:  WILMINGTON TRUST COMPANY, not in
                           its individual capacity but solely as Owner Trustee


                      By:  /s/ Joann A. Rozell
                          ----------------------------------------------------
                          Name:  Joann A. Rozell
                          Title: Financial Services Officer


                      THE BANK OF NEW YORK,
                       not in its individual capacity but solely as Indenture Trustee


                      By:  /s/John Bobko
                          ----------------------------------------------------
                          Name:  John Bobko
                          Title:  Assistant Vice President

                      FIFTH THIRD BANK, an Ohio banking corporation,
                       as Administrator


                      By:  /s/ R. Christopher Marshall
                          ----------------------------------------------------
                          Name:  R. Christopher Marshall
                          Title: Vice President

                                                                     EXHIBIT A

                               POWER OF ATTORNEY


STATE OF NEW YORK    }
                     }
COUNTY OF NEW YORK   }

     KNOW ALL MEN BY THESE PRESENTS, that Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely as owner trustee (the "Owner Trustee") for Fifth Third Auto Trust 2004-A (the "Trust"), does hereby make, constitute and appoint Fifth Third Bank, an Ohio banking corporation, as administrator (the "Administrator") under the Administration Agreement dated June 1, 2004 (the "Administration Agreement"), among the Trust, the Administrator and The Bank of New York, as Indenture Trustee, as the same may be amended from time to time, and its agents and attorneys, as Attorneys-in-Fact to execute on behalf of the Owner Trustee or the Trust all such documents, reports, filings, instruments, certificates and opinions as it should be the duty of the Owner Trustee or the Trust to prepare, file or deliver pursuant to the Basic Documents, or pursuant to Section 5.05(a), (b),
(c) or (d) or Section 5.06(a) of the Trust Agreement, including, without limitation, to appear for and represent the Owner Trustee and the Trust in connection with the preparation, filing and audit of federal, state and local tax returns pertaining to the Trust, and with full power to perform any and all acts associated with such returns and audits that the Owner Trustee could perform, including without limitation, the right to distribute and receive confidential information, defend and assert positions in response to audits, initiate and defend litigation, and to execute waivers of restrictions on assessments of deficiencies, consents to the extension of any statutory or regulatory time limit, and settlements.

     All powers of attorney for this purpose heretofore filed or executed by the Owner Trustee are hereby revoked.

     Capitalized terms that are used and not otherwise defined herein shall have the meanings ascribed thereto in the Administration Agreement.

     EXECUTED this ____ day of ____________, 200_.


                            WILMINGTON TRUST COMPANY,
                              not in its individual capacity but solely as Owner Trustee


                            By:
                               ---------------------------------------------
                               Name:
                               Title:

STATE OF ___________    }
                        }
COUNTY OF _________     }


     Before me, the undersigned authority, on this day personally appeared _______________________, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that s/he signed the same for the purposes and considerations therein expressed.


Sworn to before me this ___
day of _______, 200__.



__________________________________________

Notary Public - State of ____________





                                     A-2